                              PROVIDENT BANKSHARES
                                  CORPORATION
                        --------------------------------

NEWS RELEASE                                                             CONTACT
                                                MEDIA:  Vicki Cox (410) 277-2063
                           INVESTMENT COMMUNITY: Cheryl B. Ursida (410) 277-2080


       PROVIDENT BANKSHARES CORPORATION ANTICIPATES ADDITIONAL WRITE-DOWNS
                             IN INVESTMENT PORTFOLIO

        COMPANY TO HOST CONFERENCE CALL ON FEBRUARY 27, 2008 AT 9:00 A.M.

BALTIMORE, MD: (February 26, 2008) - Provident Bankshares Corporation (NASDAQ:PBKS), the parent company of Provident Bank, announced today that it anticipates additional write downs on its REIT trust preferred securities portfolio. As previously reported, the Corporation recorded a $47.5 million pre-tax write down relating to the REIT portfolio as a result of declines in dealer price quotes and a downgrade in the securities by the rating agencies.

Based upon newly available information, continued deterioration in market prices subsequent to year-end and its continuing analysis of the REIT portfolio, the Company may realize additional impairment charges on some or all of the remaining $32.8 million of the REIT portfolio at the end of the first quarter. These anticipated write downs result from the Company's analysis of the individual securities'credit risk surrounding the residential mortgage and homebuilding industries and the risk with respect to collection of future interest or principal payments on the securities.

In addition, based upon the ongoing credit analysis of the Company's non-agency mortgage backed securities portfolio, the Company may realize additional impairment charges on some or all of $14.9 million of that portfolio at the end of the first quarter due to increased delinquency levels in the loans underlying these securities.

At this time, there have been no other securities in the investment portfolio identified as other than temporarily impaired. The determination of actual impairment charges will be made at the end of the first quarter based upon information available to management at that time.

"We felt it important to get this updated information regarding our investment portfolio out as soon as it came to our attention and to be as transparent as possible," said Gary N. Geisel, Chairman and Chief Executive Officer. "While the news is disappointing, these developments result in no direct customer impact. The Bank's core businesses remain profitable and the Bank remains well-capitalized for regulatory purposes."

The following seven tables reflect the Company's current analysis of the investment portfolio. Table one presents the composition of the entire portfolio. Tables two, three and four present information on the trust preferred portfolio. Tables five, six and seven present information on the non-agency mortgage backed securities portfolio.

The Company will conduct a conference call for analysts at 9 A.M. Eastern Time on February 27, 2008 to discuss this information. The conference call will be simultaneously webcast at www.provbank.com and archived through March 5, 2008. To listen to the conference call, please go to the Company's website to register, download and install any necessary software. When in the Company's website, follow these links:

    --   About Provident
         --   Investor Relations
              --   Upcoming Events
                   --   Provident Bankshares Corporation Conference Call

An audio replay of the teleconference will be available through March 5, 2008 by dialing 1-888-286-8010, passcode 15679173; the international dial-in number is 617-801-6888.

FORWARD-LOOKING STATEMENTS

THIS PRESS RELEASE, AS WELL AS OTHER WRITTEN COMMUNICATIONS MADE FROM TIME TO TIME BY PROVIDENT BANKSHARES CORPORATION AND ITS SUBSIDIARIES (THE "COMPANY") AND ORAL COMMUNICATIONS MADE FROM TIME TO TIME BY AUTHORIZED OFFICERS OF THE COMPANY, MAY CONTAIN STATEMENTS RELATING TO THE FUTURE RESULTS OF THE COMPANY (INCLUDING CERTAIN PROJECTIONS AND BUSINESS TRENDS) THAT ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 (THE "PSLRA"). SUCH FORWARD-LOOKING STATEMENTS MAY BE IDENTIFIED BY THE USE OF SUCH WORDS AS "BELIEVE," "EXPECT," "ANTICIPATE," "SHOULD," "PLANNED," "ESTIMATED," "INTEND" AND "POTENTIAL." EXAMPLES OF FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, POSSIBLE OR ASSUMED ESTIMATES WITH RESPECT TO THE FINANCIAL CONDITION, EXPECTED OR ANTICIPATED REVENUE, AND RESULTS OF OPERATIONS AND BUSINESS OF THE COMPANY, INCLUDING EARNINGS GROWTH, REVENUE GROWTH IN RETAIL BANKING, LENDING AND OTHER AREAS; ORIGINATION VOLUME IN THE COMPANY'S CONSUMER, COMMERCIAL AND OTHER LENDING BUSINESSES; ASSET QUALITY AND LEVELS OF NON-PERFORMING ASSETS; CURRENT AND FUTURE CAPITAL MANAGEMENT PROGRAMS; NON-INTEREST INCOME LEVELS, INCLUDING FEES FROM SERVICES AND PRODUCT SALES; TANGIBLE CAPITAL GENERATION; MARKET SHARE; EXPENSE LEVELS; AND OTHER BUSINESS OPERATIONS AND STRATEGIES. FOR THESE STATEMENTS, THE COMPANY CLAIMS THE PROTECTION OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PSLRA. NO FORWARD-LOOKING STATEMENT CAN BE GUARANTEED, AND ACTUAL RESULTS MAY DIFFER FROM THOSE PROJECTED. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FORWARD-LOOKING STATEMENTS IN THIS RELEASE SHOULD BE EVALUATED TOGETHER WITH THE UNCERTAINTIES THAT AFFECT THE COMPANY'S BUSINESS, PARTICULARLY THOSE MENTIONED UNDER THE HEADINGS "FORWARD -LOOKING STATEMENTS" AND "ITEM 1A. RISK FACTORS" IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2006, AND ITS REPORTS ON FORMS 10-Q AND 8-K, WHICH THE COMPANY INCORPORATES BY REFERENCE.

                                    TABLE 1
                        INVESTMENT PORTFOLIO COMPOSITION
                          January 31, 2008 Book Values
                                     ($000)

       Description                    %                   Amount
--------------------------------------------------------------------------------

U.S. Treasury & Agency MBS           39%              $   622,707
Pooled Trust Preferred Stock         34%              $   547,393
G.O. Municipals                      10%              $   152,858
Non Agency                            8%              $   131,331
Corporate Bonds                       9%              $   142,845
                                ------------------------------------------------
                                    100%              $ 1,597,134
                                ================================================


                                    TABLE 2
                        POOLED TRUST PREFERRED PORTFOLIO

       Description                    %                   Amount
--------------------------------------------------------------------------------

Banks                                75%              $   410,430
REITs                                11%              $    57,551
Insurance                            15%              $    79,412
                                ------------------------------------------------
                                    100%              $   547,393
                                ================================================


                                    TABLE 3
                              REIT TRUST PREFERRED

        Description                           %                 Amount
--------------------------------------------------------------------------------

Senior Securities
  (AAA S&P / A+ to BBB + Fitch)               43%               $24,747
Mezzanine Securities
  (A to BB- S&P / BBB to B Fitch)             57%               $32,804
                                         ---------------------------------------
    Remaining REIT Trust Preferred
     Portfolio                               100%               $57,551
                                         =======================================

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
                                    TABLE 4
                             REIT CREDIT COMPOSITION
                                     ($000)
                                                                Mezzanine       Senior
                                                                Securities    Securities
                                                              -------------  -------------
Securities "Other than temporarily impaired" on Dec 31           $18,698
Mezzanine Securities (A- AA S&P, BBB Fitch)
   At-Risk Securities                                             14,106
                                                              -------------
Senior Securities (AAA S&P, BBB+ to A+ Fitch)                    $32,804
                                                              =============  -------------
Senior Securities (AAA S&P, BBB+ to A+ Fitch)                                   $24,747
                                                                             =============

                     CREDIT QUALITY: DEFAULTS AND CREDIT SUPPORT

Current Default Level                                               11.7%          10.9%

Average Credit Support Level*

   For Interest Payments                                              25%            40%
   For Principal Payments                                             35%            56%

   * Credit Support Level represents the % of issues in default required before the securitiy suffers permanent loss of interest or principal payments.

                  TABLE 5
         NON-AGENCY MBS PORTFOLIO
------------------------------------------
AAA           51%            $   66,979
AA            49%                64,352
                           ---------------
                             $  131,331


                                     TABLE 6
        AAA AVERAGES                                  AA AVERAGES
--------------------------------------------------------------------------------

# of Issues                     13           # of Issues                     16
FICO                           733           FICO                           731
LTV                             64%          LTV                             70%
Avg. Loan Size           $ 514,000           Avg. Loan Size           $ 371,000
Delinquency + 60 Day          1.84%          Delinquency + 60 Day          3.79%




                                                     TABLE 7
                                                 Non-Agency MBS
                                               Credit Composition

                                                        POTENTIAL       CURRENT     POTENTIAL
                                        60+ DAYS       LOSSES (35%      CREDIT      REMAINING       AVG       AVG
                        BOOK VALUE     DELINQUENCY      SEVERITY)       SUPPORT      SUPPORT        FICO      LTV
                     --------------  --------------    -----------     ---------    ---------      ------   -------

NON-AGENCY MBS
  AT RISK
    AA-rated Mezzanine  ----------
       securities        $ 14,932        9.18%             3.21%          4.11%        0.90%         707       74%
                        ----------

REMAINING
  AA-RATED MEZZANINE
    NON-AGENCY MBS
       1st Quartile        12,578        4.63%             1.62%          3.53%        1.91%         714       71%
       2nd Quartile         9,591        2.69%             0.94%          3.08%        2.14%         720       69%
       3rd Quartile        12,455        1.21%             0.42%          2.24%        1.82%         742       70%
       4th Quartile        14,795        0.55%             0.19%          1.92%        1.73%         745       71%
                        ----------
                         $ 49,420
                        ----------

AAA-RATED
    NON-AGENCY MBS
       AAA-rated Senior
        securities -
        2 positions         8,946       10.26%             3.59%          6.30%        2.71%         707       72%
       Remaining
        AAA-rated
        Senior
        Securities         58,034        0.54%             0.19%          4.28%         4.09%        737        63%
                        ----------
                         $ 66,979
                        ----------

    TOTAL NON-AGENCY
      MBS                $131,331
                        ==========